SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 9, 2015
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Este, Italy; Pittsfield, MA, USA; and Woodbury, NY, USA, April 9, 2015 – Isoclima, a Research Frontiers (Nasdaq: REFR) licensee, and their strategic partner SABIC Innovative Plastics, will showcase Isoclima’s CromaLite brand of SPD-Smart Electronically Dimmable Windows (EDWs) at the April 14-16, 2015 Aircraft Interiors Expo in Hamburg, Germany. The new generation of CromaLite that will be on display was manufactured using SPD-Smart EDW film technology from Research Frontiers, and using SABIC’s superior optical quality polycarbonate LEXAN. CromaLite can be seen at SABIC’s Stand 7B70, at the leading event for the commercial aircraft interiors industry.

CromaLite is an SPD-Smart EDW that can be instantaneously adjusted to tune the amount of light, glare and heat passing through. It has significant benefits over fixed tinted windows and shades, having the ability to rapidly and precisely change transparency to any desired level regardless of window size, rather than blocking the entire view with a shade. CromaLite can be applied on curved surfaces, laminated with hard-coated LEXAN, operates over wide temperature ranges, and uniformly changes transparency within a few seconds.

Marco Bertolini, Product Development Manager at Isoclima, commented on the partnership with SABIC and the new generation of CromaLite SPD-Smart EDW: “SABIC is an historical partner of Isoclima. The choice of LEXAN polycarbonate has solved many issues in the aerospace market such as impact resistance, weight reduction, optical clarity, flammability issues, abrasion resistance (thanks to innovative hard-coatings), as well as having the added feature of an enhanced light transmission, all features enhancing the crew and passenger safety and comfort.”

The growing success of Isoclima’s CromaLite SPD-Smart product line is not limited to the aerospace industry. For example, CromaLite architectural SPD-SmartGlass manufactured by Isoclima has been chosen as the exclusive smartglass for the US Pavilion roof at the Expo Milano 2015. This impressive roof offers instant switching speed, and consists of 312 panels with 936 square meters of SPD-SmartGlass area to block heat, light, glare and UV, making it the largest smartglass roof in the world.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1       Research Frontiers Press Release dated April 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: April 9, 2015